Exhibit 99.2

Shenzhen NOVA E-Commerce Ltd

Reviewed Financial Statements

For the Three Months Ended 31 March 2017

Shenzhen NOVA E-Commerce Ltd

INDEX

Pages

Balance Sheet as of March 31, 2017 and December 31, 2016 (Unaudited)	F-1b

Income Statement for the Three Months Ended March 31, 2017 (Unaudited)	F-2b

Cash Flow Statement for the Three Months Ended March 31, 2017 (Unaudited)	F-3b-4b

Notes to the Unaudited Financial Statements	F-5b-9b

Shenzhen NOVA E-Commerce Ltd

BALANCE SHEET (UNAUDITED)

(Expressed in USD)

		March 31,	December 31,
	Notes	2017	2016
ASSETS

Current assets:
Cash and cash equivalents		2	3,160
Total current assets		2	3,160

Non-current assets:
Plant and equipment, net	3	11,997	13,260
		__________	__________
Total Non-current assets		11,997	13,260

TOTAL ASSETS		11,999	16,420

LIABILITIES AND OWNERS’ EQUITY

Current liabilities:
Accrued amount due to shareholders	4	168,972	46,334

Total current liabilities		168,972	46,334

Total liabilities		168,972	46,334

Owners’ equity:
Registered capital		759,514	759,514
Reserve		12,007	(11,660)_
Retained earnings		(904,480)	(777.768)

Total owners’ equity		(156,973)	(29,914)

TOTAL LIABILITIES AND OWNERS’ EQUITY		11,999	16,420
		__________	__________

F-1b

Shenzhen NOVA E-Commerce Ltd

STATEMENTS OF OPERATIONS (UNAUDITED)

For the Three Months Ended 31 March 2017

(Expressed in USD)

	Notes		The Period

Revenue from principal operations		-	-
Less:	Cost of sales		-

Loss from principal operations			(126,712)
Less:	General and administrative expenses 5		(126,712)

Operating loss			(126,712)

Less:	Non-operating expenses		-

Total loss			(126,712)
Less:	Income tax		-

Net loss			(126,712)

F-2b

Shenzhen NOVA E-Commerce Ltd

CASH FLOW STATEMENT (UNAUDITED)

For the Three Months Ended 31 March 2017

(Expressed in USD)

		The Period

CASH FLOWS FROM OPERATING ACTIVITIES:

Cash received from sale of goods or
rendering of services		__________

Sub-total of cash inflows	-

Cash paid for goods and services	-	-
Cash paid to and on behalf of employees		(64,630)
Cash paid relating to other operating activities		61,446

Sub-total of cash outflows		(3,184)

Net cash flows from operating activities		(3,184)

CASH FLOWS FROM INVESTING ACTIVITIES:

Sub-total of cash outflows	-	-

Net cash flows from investing activities	-	-

CASH FLOWS FROM FINANCING ACTIVITIES:

Sub-total of cash inflows	-	-

Net cash flows from financing activities	-	-

NET CHANGE IN CASH		(3,184)

EFFECT OF CHANGES IN EXCHANGE
RATE ON CASH		26

NET INCREASE IN CASH
AND CASH EQUIVALENTS		(3,158)

F-3b

Shenzhen NOVA E-Commerce Ltd

CASH FLOW STATEMENT (UNAUDITED) (continued)

For the Three Months Ended 31 March 2017

(Expressed in USD)

Supplementary information to cash flow statement			The Period

1.	Reconciliation of net loss to cash flows
1	from operating activities

	Net loss		(126,712)

	Add:	Depreciation of fixed assets	1,263
		Increase in operating payables	122,265

2.	Net cash flows from operating activities		(3,184)

3.	Net increase in cash and cash equivalents
1
	Cash at end of year	2
	Less:	Cash at beginning of year	(3,160)

	Net increase in cash and cash equivalents		(3,158)

F-4b

Shenzhen NOVA E-Commerce Ltd

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the Three Months Ended 31 March 2017

(Expressed in USD)

1.	Corporate information

Shenzhen Nova E-commerce Ltd (the "Company") was incorporate on May 26, 2016 and currently operates a online store in China selling a wide range of products including maternal and infant products, cosmetics, wine, household goods, digital and luxury products. The Company commence its operation in April 2017.

Equity structure is as follows:

Shareholder	subscribed capital contribution	Paid-in capital contribution	Percent (%)

Shenzhen NOVA Trading Ltd	759,514	0	100

Total	759,514	0	100

2.	Significant accounting policies and estimates

The financial statements have been prepared based on the following accounting policies and estimates, which are in accordance with the United States generally accepted accounting principles.

Accounting year

The accounting year of the Company is from 1 January to 31 December.

Reporting currency

The Company’s functional currency is the Renminbi (“Rmb”) and presentation is in the United States Dollars (“USD”).

Basis of accounting and measurement basis

The Company’s accounts have been prepared on an accrual basis using the historical cost as the basis of measurement. Assets are recorded at cost when they are acquired. Subsequently, if the assets are impaired, impairment provisions are made in accordance with the Accounting System for Business Enterprises.

F-5b

Shenzhen NOVA E-Commerce Ltd

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the Three Months Ended 31 March 2017

(Expressed in USD)

2.	Significant accounting policies and estimates (continued)

Foreign currency transactions

Transactions in currencies other than the reporting currency are translated into the reporting currency at the exchange rates quoted by the People’s Bank of China (“the reference rates”), prevailing on the first day of the month in which the transactions take place.

Monetary assets and liabilities denominated in foreign currencies are restated into the reporting currency using the rates of exchange (reference rates or cross rates) ruling at the balance sheet date. The exchange gains or losses are dealt with in the income statement for the year.

Bad debts

Accounts receivable meeting the following criteria are recognised as bad debts:

•	the debtor is deceased or has been declared bankrupt and the debts remain uncollectible after considering the assets of the bankrupt or the estate of the deceased debtor;
•	debts that are long overdue where there is also evidence indicating that the debts are uncollectible or the possibility of collection is remote .

Specific provisions are respectively made to account for bad debt losses on accounts receivable and other receivables. A specific provision refers to an amount that is provided based on management’s assessment of the recoverability of an individual receivable.

Fixed assets

Fixed assets are tangible assets with high unit costs held by the Company for use in production of goods, supply of services, rental or for administrative purposes, and are expected to be used for more than one year.

Fixed assets are recorded at cost when acquired. Depreciation is calculated using the straight-line method. The respective estimated useful lives and estimated residual values of fixed assets are as follows:

Category	Estimated useful life	Estimated residual value (%)	Amount depreciation rate
Buildings	20 years	5%	5%
Machinery	10 years	5%	10%
Vehicles	5 years	5%	19%
Office Equipments	3-5 years	0%	20%-33.3%

F-6b

Shenzhen NOVA E-Commerce Ltd

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the Three Months Ended 31 March 2017

(Expressed in USD)

2.	Significant accounting policies and estimates (continued)

Revenue recognition

Revenue from the sale of goods is recognised when:

•	the significant risks and rewards in relation to ownership of the goods have been transferred to the buyer;
•	the Company maintains neither continuing managerial involvement nor effective control over the goods sold;
•	it is probable that the economic benefits associated with the transaction will flow to the Company; and
•	the relevant amounts of revenue and costs can be measured reliably.

Operating leases

Leases where substantially all the rewards and risks of ownership of assets remain with the lesser are accounted for as operating leases. Rentals applicable to such operating leases are charged to the income statement on a straight-line basis over the lease terms.

Income tax

Income tax is accounted for using the tax payable method, whereby the income tax provision is calculated based on the applicable income tax rate and the accounting results for the year after adjusting for items which are non-assessable or disallowed in accordance with the relevant tax laws.

F-7b

Shenzhen NOVA E-Commerce Ltd

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the Three Months Ended 31 March 2017

(Expressed in USD)

3	Fixed assets

	Office equipment	15,855
	Less: Accumulated depreciation	(3,858)

	Closing balance	11,997

4	Accrued amount due to shareholders

	Opening balance	46,334
	Additions	122,628

	Closing balance	168,972

4	General and administrative expenses

	Salary	64,630
	Rent	55,375
	Web site setup & Registeration Fee	3,266
	Others	3,441

		126,712

6.	Related party relationships and transactions

Details of the Company’s investor, which has a controlling interest in the Company, are as follows:

Name of investor Place of incorporation Equity interest held and its changes during the year

Shenzhen NOVA Trading Ltd Shenzhen 100%

The principal related parties with which the Company had transactions during the year are as follows:

Name Relationship

Shenzhen NOVA Trading Ltd Investor

Significant transactions between the Company and its related parties during the year are as follows:

(1)	Amounts due from/to related parties

Accounts Name of the related party

Other

Payables Shenzhen NOVA Trading Ltd 168,972

__________

F-8b